UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 19, 2006
MATRIXX INITIATIVES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31404	87-0482806
(State or Other	(Commission File	(IRS Employer
Jurisdiction of Incorporation)	Number)	Identification No.)
4742 N. 24th Street, Suite 455, Phoenix, Arizona 85016

(Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (602) 385-8888
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-3.1

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On July 19, 2006, the Board of Directors of Matrixx Initiatives, Inc. (the “Company”) amended the Company’s Bylaws to: (1) allow shareholders to bring business only before an annual meeting of the shareholders; and (2) to clarify that a majority of the Company’s Board of Directors, rather than two-thirds of the Board of Directors, may fill director vacancies. A copy of the amended Bylaws is attached to this Form 8-K as Exhibit 3.1.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits.

Exhibit No.	Exhibit

3.1	Matrixx Initiatives, Inc. Bylaws, amended as of July 19, 2006

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2006	MATRIXX INITIATIVES, INC.

	By:	/s/ William J. Hemelt

William J. Hemelt Executive Vice President, Chief Financial Officer and Treasurer